Exhibit 10.1

TurboChef Technologies, Inc
2007 Incentive-Based Compensation Plan

The fundamental objectives of TurboChef’s 2007 Incentive-Based Compensation Plan are to ensure that employees are compensated and provided incentives in a way that advances both the short- & long-term interests of the shareholders while also ensuring we are able to attract and retain qualified employees.

TurboChef approaches this objective with four key components:

•	Base salary
•	Performance-based annual bonus payable in cash or stock
•	Periodic (generally annual) grants of long-term stock-based compensation which will be granted in the form of restricted stock units which are subject to time based vesting requirements.
•	Performance-based additional annual bonus that is achieved by exceeding forecasted results or other qualitative measures, which may be payable in cash, stock or stock equivalent units.

Performance-based Annual Bonus

The primary objective of the Performance-based Annual Bonus is to reward an employee’s contribution to the achievement of performance related goals. Determination of an employee’s achievement of the annual bonus will be measured against the following criteria which are set out in more detail in Exhibit A: Achievement of (1) divisional goals; and (2) overall Company performance goals for the year.

Performance-based Annual Bonuses are earned under different criteria, depending upon in which bonus category an employee falls. Eligibility categories are Commercial, Residential, Marketing and Corporate. Category assignments are indicated in Exhibit A.

Bonus-eligible employees falling within Commercial and Corporate categories shall be eligible for Performance-based Annual Bonuses under a formula based upon the Company attaining EBITDA and revenue measures per category for 2007 as set forth in Exhibit A. If such specific EBITDA and revenue targets for 2007 are not attained, the Compensation Committee will consider for approval an alternative proposal management may offer for bonuses within Commercial and Corporate categories, but only if the proposal is based upon actual EBITDA and revenue results compared to the targets as well as other qualitative and quantitative factors that would reasonably support such approval.

Bonus-eligible employees falling within Residential and Marketing categories shall be eligible for Performance-based Annual Bonuses under a subjective analysis of qualitative and quantitative measures, taking into account the Company’s EBITDA measures per category for 2007 set forth in Exhibit A. The Compensation Committee will consider for approval management’s proposal for such bonuses under these guidelines.

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[*********]  Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission.

Long-Term stock-based Compensation

The primary objective of annual grants of long-term stock-based Compensation is retention of key employees. Restricted Stock Units will be granted to employees who are identified as key employees. The RSU will vest over 5 years annually, as described in Exhibit B. The list of key employee’s as determined by management is attached in Exhibit B.

Performance-based Additional Annual Bonus, Achieved by Exceeding Budgeted Results or other Measures

The Company realizes the importance of recognizing employees whose contribution has been paramount in creating business or financial results that exceeded the Company’s expectations and projections. In an effort to recognize those individuals the Company will disburse a Performance-based Additional Annual Bonus that is in addition to the Performance-based Annual Bonus discussed above. This Bonus will be payable in cash, stock or stock equivalent units.

Like the Performance-based Annual Bonuses, the Performance-based Additional Annual Bonuses may be earned by employees falling within the Commercial and Corporate categories through attainment of certain specific measurable targets as set forth in Exhibit C. Performance-based Additional Annual Bonuses may be earned by employees falling within the Residential or Marketing categories under a subjective analysis of qualitative and quantitative measures, taking into account the Company exceeding budgeted category EBITDA measures for 2007. The Compensation Committee will consider for approval management’s proposal for such additional bonuses for the Residential and Marketing categories under these guidelines.

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[*********]  Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission.

EXHIBIT A

Performance-based Annual Bonus Calculation
All cash bonus eligible employees have an allocated amount of additional cash compensation that can be earned based on favorable financial results or other qualitative measures. For 2007 the budgeted EBITDA* and revenue for each category is as follows:

	EBITDA	REVENUE
Consolidated	[*********]	[*********]
Commercial	[*********]	[*********]
Residential	[*********]	[*********]
Marketing	[*********]	[*********]

*For these compensation plan purposes, EBITDA shall be calculated exclusive of extraordinary items (such as costs of the options investigation and possible recovery of MSI receivable).

The calculation for a Commercial employee’s bonus is [*********]% of their potential allocation upon achievement of their category’s budgeted EBITDA and revenue targets and the remaining [*********]% if the Consolidated EBITDA target is met. A Corporate employee’s bonus will be calculated with [*********]% coming from achievement of each of the three categories’ EBITDA and revenue (if applicable) results and the remaining [*********]% from hitting the Consolidated target. Employees falling within the Residential and Marketing categories may receive a bonus determined by the Compensation Committee upon recommendation of management by an analysis of qualitative and quantitative measures, including the category budgeted EBITDA.

Last Name First Name	Division	2007 Cash Bonus Potential	Last Name First Name	Division	2007 Cash Bonus Potential
Lehr, Paul	Commercial	50,000	[*********]	[*********]	[*********]
Perlman, Richard	Corporate	75,000
Price, James	Corporate	75,000
Cochran, James	Corporate	30,000
Beshara, Stephen	Marketing	50,000
McGrain, Joseph	Residential	30,000
[*********]	[*********]	[*********]

________________
[*********]  Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission.

EXHIBIT B

The 2007 RSU grant will be a total of 545,000 RSU. All RSU are granted with a vesting of one-fifth of the number of shares each March 10, beginning March 10, 2008.

Name	Division	2007 RSU Grant	Name	Division	2007 RSU Grant
McGrain, Joseph	Residential	12,000	[*********]	[*********]	[*********]
Cochran, James	Corporate	20,000
Perlman, Richard	Corporate	58,000
Price, James	Corporate	58,000
Lehr, Paul	Commercial	66,000
Beshara, Stephen	Marketing	66,000
[*********]	[*********]	[*********]

________________
[*********]  Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission.

EXHIBIT C

There are two thresholds for attainment of the Performance-based Additional Annual Bonus for employees falling within Commercial and Corporate categories. If a category result is [*********]% to less than [*********]% better than the budgeted EBITDA amounts, then there will be an additional bonus equal to [*********]% of the additional EBITDA. If the actual results are a [*********]% or greater improvement over budgeted EBITDA, then the additional bonus will equal [*********]% of the additional EBITDA. For Commercial, this calculation would be based upon Commercial results only. For Corporate, this calculation would be based upon the same [*********]% per category blending of results as the Performance-based Annual Bonus.

For employees falling within Residential and Marketing categories, the additional bonus would be determined under a subjective analysis of qualitative and quantitative results, with the [*********]% of additional EBITDA measure in the chart below serving as a maximum measure of possible additional bonus. The Compensation Committee would determine whether an additional bonus is earned after consideration of a proposal for such by management, but only if the proposal is based upon actual EBITDA results compared to the targets and additional bonus guidelines in the chart below as well as other qualitative and quantitative factors that would reasonably support such approval.

The additional bonus amount will be distributed subject to final approval of allocations by the Compensation Committee. Examples below assume a payout in stock.

Scenario 1 ([*********]% Overage)
Division	2007 Budgeted EBITDA	Actual EBITDA	EBITDA > Budget	Stock @ $[*********]/Share	Expense for Performance Bonus
Consolidated	[*********]	[*********]	[*********]	[*********]	[*********]
Commercial	[*********]	[*********]	[*********]	[*********]	[*********]

Scenario 2 ([*********]% Overage)
Division	2007 Budgeted EBITDA	Actual EBITDA	EBITDA > Budget	Stock @ $[*********]/Share	Expense for Performance Bonus
Consolidated	[*********]	[*********]	[*********]	[*********]	[*********]
Commercial	[*********]	[*********]	[*********]	[*********]	[*********]
Residential	[*********]	[*********]	[*********]	[*********]	[*********]
Marketing	[*********]	[*********]	[*********]	[*********]	[*********]

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[*********]  Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission.